================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        BARRISTER INFORMATION SYSTEMS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 4, 1997

The Annual Meeting of Shareholders of Barrister Information Systems Corporation (the "Company") will be held at the Buffalo and Erie County Public Library Auditorium, Clinton and Ellicott Streets, Buffalo, New York, on September 4, 1997 at 10:00 a.m., local time, for the following purposes:

                  1. To elect four (4) Class II directors to hold office until the 1999 annual meeting and until their successors have been elected and qualified.

                  2. To approve an amendment to the Company's 1989 Stock Incentive Plan to increase the number of shares of the Company's Common Stock available for options and awards under the Plan by 300,000 shares to a total of 900,000 shares of Common Stock available for options and awards under the Plan.

                  3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year.

                  4. To transact such other business as may properly come before the meeting.

The close of business on July 23, 1997 has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                      By order of the Board of Directors,

                                      Mark C. Donadio
                                      Secretary

July 24, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                                 465 MAIN STREET
                             BUFFALO, NEW YORK 14203
                                 (716) 845-5010

                                 PROXY STATEMENT

                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                SEPTEMBER 4, 1997

                                     GENERAL

This Proxy Statement and accompanying form of proxy have been mailed on or about July 28, 1997, to all holders of record on July 23, 1997 of Common Stock, par value $.24 per share ("Common Stock") of Barrister Information Systems Corporation, a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on September 4, 1997 and at any adjournment or postponements thereof.

Shares represented by an effective proxy in the accompanying form, unless contrary instructions are specified in the proxy, will be voted FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders. Any proxy may be revoked at any time before it is voted. A shareholder may revoke his/her proxy by executing another proxy at a later date, by notifying the Secretary of the Company in writing of his/her revocation, or by attending and voting at the Annual Meeting. Revocation is effective only upon receipt of notice by the Secretary.

The Company will bear the cost of soliciting proxies by the Board of Directors. The Board of Directors may use the services of the Company's executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. In addition, the Company will request brokers, nominees and others to forward proxy materials to their principals and to obtain authority to execute proxies. The Company will reimburse such brokers, nominees and others for their reasonable out-of-pocket and clerical expenses incurred by them in so doing.

The securities entitled to vote at the Annual Meeting are shares of Common Stock. Each share of Common Stock is entitled to one vote. The close of business on July 23, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At that date 8,201,300 shares of Common Stock were outstanding.

                             PRINCIPAL SHAREHOLDERS

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of June 20, 1997 with respect to the beneficial ownership of the Company's Common Stock by all persons or groups (as such terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be beneficial owners of more than 5% of its outstanding common stock.

           NAME AND ADDRESS                            COMMON                                 PERCENT
                  OF                                    STOCK                                   OF
         BENEFICIAL OWNER(1)                                                              COMMON STOCK(2)
       Brebar Investments Ltd.                      3,500,000(3)                               36.08

         Henry P. Semmelhack                        2,024,679(4)                               23.80
        761 Willardshire Blvd.
        Orchard Park, NY 14127

           James D. Morgan                           898,163(5)                                10.82
          34 Ironwood Court
        East Amherst, NY 14051

         Richard E. McPherson                        875,352(6)                                10.56
         304 Burroughs Drive
          Amherst, NY 14226


(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 of the Regulations under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name. Percentages have been calculated on the basis of 8,201,300 Common Stock shares outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(2) The percent of Common Stock beneficially owned is equivalent to each person's or group's percentage of the aggregate number of votes attributable to outstanding Common Stock.

(3) On March 29, 1996, the Company completed a Regulation S Offering with Brebar Investments Ltd. whereby 2,000,000 shares of Common Stock were sold to Brebar Investments Ltd. Also includes Warrants to purchase 1,500,000 shares of Common Stock.

(4) Includes 376,790 shares of Common Stock and Warrants to purchase 45,000 shares of Common Stock owned by Mr. Semmelhack's wife and children. Mr. Semmelhack disclaims any beneficial ownership of such shares. Includes options to purchase 91,000 shares of Common Stock and Warrants to purchase 168,750 shares of Common Stock.

(5) Includes 207 shares held in trust by Mr. Morgan for the benefit of his children. Mr. Morgan disclaims any beneficial ownership of such shares held in trust. Includes non-qualified options to purchase 10,000 shares of Common Stock and Warrants to purchase 90,000 shares of Common Stock.

(6)      Includes Warrants to purchase 90,000 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 20, 1997 by each director and by all directors and officers as a group.

      NAME OF                                       COMMON                    PERCENT OF
BENEFICIAL OWNER(1)                                 STOCK                    COMMON STOCK
-------------------                                 -------                  ------------
Henry P. Semmelhack                              2,024,679(2)                   23.80
James D. Morgan                                    898,163(3)                   10.82
Richard E. McPherson                               875,352(4)                   10.56
Richard P. Beyer                                   227,813(5)                    2.76
Jose Rivero                                        138,910(6)                    1.68
All officers and directors
as a group (10 persons)                          4,261,042(7)                   48.05

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 of the Regulations under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name. Percentages have been calculated on the basis of 8,201,300 Common Stock shares outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(2) Includes 376,790 shares of Common Stock and Warrants to purchase 45,000 shares of Common Stock owned by Mr. Semmelhack's wife and children. Mr. Semmelhack disclaims any beneficial ownership of such shares. Includes options to purchase 91,000 shares of Common Stock and Warrants to purchase 168,750 shares of Common Stock.

(3) Includes 207 shares held in trust by Mr. Morgan for the benefit of his children. Mr. Morgan disclaims any beneficial ownership of such shares held in trust. Includes non-qualified options to purchase 10,000 shares of Common Stock and Warrants to purchase 90,000 shares of Common Stock.

(4)      Amount includes Warrants to purchase 90,000 shares of Common Stock.

(5) Amount includes options to purchase 49,000 shares of Common Stock and Warrants to purchase 11,250 shares of Common Stock.

(6)      Amount includes options to purchase 57,000 shares of Common Stock.

(7) Amount includes options to purchase 262,000 shares of Common Stock and Warrants to purchase 405,000 shares of Common Stock. Except as indicated in Footnotes 2 & 3 above, members of the group have sole voting and investment power with respect to all shares indicated.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

TERM OF OFFICE

The Company's Certificate of Incorporation and By-Laws provide that the Company shall have not less than 6 and not more than 15 directors, and that the Board of Directors shall be divided into two classes, as nearly equal in number as possible (but with not less than three directors in each class or such lesser number as may be permitted by law), as determined by the Board of Directors. If, prior to election, the size of the Board of Directors has been increased to nine or a greater number, or the Board may be otherwise divided into three classes under applicable law, at the next succeeding annual meeting of shareholders, the Board of Directors will be divided into three classes, as equal in number as possible with the following staggered terms: the class of directors whose term under the two-class board was not to expire until the annual meeting next succeeding the creation of the three-class board shall complete the term for which such class of directors was originally elected; one class of directors shall be elected to serve a two-year term; and one class of directors shall be elected to serve a three-year term. Each year the directors in one class will be elected to serve terms of three years.

At the annual meeting of shareholders, in accordance with the amendments to the Company's Certificate of Incorporation and By-laws which relate to corporate governance, at least three persons are to be elected to the Board of Directors of the Company as Class II directors to hold office until the 1999 annual meeting of shareholders and until their successors are elected and qualified.

Four directors are proposed for election at the annual meeting, and it is intended that shares represented by properly executed proxies will be voted, in the absence of contrary instructions, in favor of the election of the following named nominees: Class II directors: Henry P. Semmelhack, James D. Morgan, Richard P. Beyer, and Warren E. Emblidge, Jr. The Directors approved the nominations by Resolution of the Board of Directors on June 25, 1997.

The persons named in the enclosed proxy intend to vote the shares represented by proxies for the Board of Directors nominees unless authority to vote for such persons is withheld. If any of those nominated should not continue to be available for election, it is intended that the shares represented by the proxies will be voted for such other person or persons as the Board shall designate. No circumstances are presently known which would render any nominee named herein unavailable for election.

NOMINEES FOR DIRECTOR

DIRECTORS TO HOLD OFFICE UNTIL 1999 (CLASS II)

Henry P. Semmelhack - Age 60                                Director since 1982

Mr. Semmelhack has served as the Company's Chairman of the Board of Directors, Chief Executive Officer and President since its incorporation in 1982. He was one of the founders of Comptek Research, Inc. ("Comptek") (a manufacturer and marketer of computer systems for the defense industry) and currently serves as a Director of Comptek. Previously he served as Comptek's Chairman of the Board, Chief Executive Officer and President. Mr. Semmelhack is also a Director of Merchants Group, Inc.

James D. Morgan - Age 60                                    Director since 1982

Mr. Morgan is currently Vice President and Chief Scientist of Comptek. He served as Vice President of Product Engineering of the Company from 1982 to 1990. He was one of the founders of Comptek and currently serves as a Director of that company.

Richard P. Beyer - Age 50                                   Director since 1982

Mr. Beyer became Vice President Finance and Treasurer of the Company in 1982 following its incorporation. He previously was Vice President Finance and Treasurer of Comptek.

Warren E. Emblidge, Jr. - Age 53                            Director since 1993

Mr. Emblidge has been President of S.J. McCullagh, Inc., an importer, roaster and distributor of coffee and related products, from 1986 to present. From 1987 to 1988 he was Chairman of Joseph Malecki Corporation, a meat processor for the retail trade. Between 1989 - 1992, he was President and founder of Juiceables, Inc., a bag-in-box distributor and President and co-founder of GR8 Nutrition, Inc., a producer of specialty powdered foods for the geriatric and dental markets. Previously Mr. Emblidge served in various executive positions at Goldome FSB/Buffalo Savings Bank, including Executive Vice President of Goldome Realty Credit Corporation, President of Goldome Corporation and Group Vice President of Buffalo Savings Bank.

DIRECTORS CONTINUING IN OFFICE UNTIL 1998 (CLASS I)

Franklyn S. Barry, Jr. - Age 57                             Director since 1991

Mr. Barry is an owner and operator of privately held consumer products companies which distribute infant products, housewares, and furniture. He was President of Ingram Software, Inc. (a distributor of microcomputer software and supplies) from 1985 to 1987, and a founder and Chief Executive Officer of its predecessor, Software Distribution Services, Inc. from 1983 to 1985. He has been a Director of Merchants Mutual Insurance Company (a property and casualty underwriter) since 1981, and was a Director of Merchants Insurance Group, Inc. from 1986 to 1994.

Richard E. McPherson - Age 64                               Director since 1982

Mr. McPherson served as a Vice President of the Company since its incorporation in 1982 until 1995 when he retired. He was one of the founders of Comptek and served as Vice President of that company prior to April 1982.

Jose Rivero - Age 48                                        Director since 1991

Mr. Rivero is currently Vice President of the Services Division of the Company. He has been with the Company since 1982. He served as Vice President in charge of Hardware Operations, Manufacturing, Processing and Inventory from 1989 to 1991. Prior to that Mr. Rivero was Vice President of Customer Operations in charge of Hardware and Software Installation and Maintenance from 1987 to 1989.

James Page - Age 28                                         Director since 1996

Mr. Page is a Director of Enlightened TV, Ltd., a European media holding company with interests in terrestrial television stations in Germany. He was formerly Chief Analyst with Boxall Asset Management of Great Britain, a venture capital and proprietary trading firm, and formerly a strategic consultant for Eidos, P.L.C., the largest computer games publisher in Europe.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO ELECT DIRECTORS. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.

                          INFORMATION ABOUT MANAGEMENT

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of four meetings during the fiscal year ended March 31, 1997. The Company has two committees: the Audit Committee and the Compensation Committee.

The Audit Committee consisted of directors Morgan, Barry and Emblidge and met one time during the fiscal year ended March 31, 1997. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants.

The Compensation Committee consisted of directors Barry, Morgan and Emblidge and met two times during the fiscal year ended March 31, 1997. The Compensation Committee reviews and makes recommendations with respect to compensation of officers and key employees and administers the Company's Stock Incentive Plan.

Mr. Morgan was appointed by the Board of Directors to both the Audit and Compensation Committees on June 27, 1991. Mr. Barry was appointed by the Board of Directors to both the Audit and Compensation Committees on October 9, 1991. Mr. Emblidge was appointed by the Board of Directors to both the Audit and Compensation Committee on September 1, 1993. Mr. Page was appointed by the Board of Directors to be a director of the Company on May 2, 1996. Mr. Morgan, Mr. Barry, Mr. Emblidge and Mr. Page are not officers or employees of the Company.

During the fiscal year ended March 31, 1997, no director attended fewer than 100% of the aggregate of all meetings of the Board of Directors and the committees, if any, on which the director served for the fiscal year.

                        COMPENSATION AND RELATED MATTERS

COMPENSATION OF DIRECTORS

Employee directors receive no additional compensation for service on the Board of Directors or its Committees. Directors who are not employees receive a $4,000 annual retainer, payable semiannually plus a fee of $500 for each Board and Committee meeting attended with a $500 maximum per day.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid to the Chief Executive Officer for services rendered to the Company in all capacities during the fiscal years ended March 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term Compensation
                                                                                ----------------------
                                       Annual Compensation                  Awards                   Payouts
                                       -------------------                  ------                   -------
                                                     Other                      Securities
Name and                                             Annual       Restricted    Underlying    LTIP       All Other
Principal                         Salary    Bonus    Compen-      Stock         Options/      Payouts    Compen-
Position                 Year      ($)       ($)     sation ($)   Award (s)($)  SARs (#)           ($)   sation
------------             ----      ---       ---     ----------   ----------    --------           ---   ------
Henry P. Semmelhack      1997     105,019     -           -            -               -          -           -
Chief Executive          1996      74,024     -           -            -               -          -           -
Officer                  1995      56,627     -           -            -          72,000          -           -


                        AGGREGATED OPTION EXERCISE TABLE
    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                            Number of Securities           Value of Unexercised
                                                           Underlying Unexercised          In-the-Money Options
                                                         Options/SARs at FY-End (#)            at FY-End ($)
                                                         --------------------------            -------------
                        Shares Acquired   Value
Name                    On Exercise       Realized ($)   Exercisable   Unexercisable   Exercisable    Unexercisable
----                    -----------       ------------   -----------   -------------   -----------    -------------
Henry P. Semmelhack            0               0           91,000          26,000        $125,700        $36,075
Chief Executive
Officer

The amount reported in the compensation table above does not include expenditures made by the Company for an automobile and insurance benefits. These benefits did not exceed the lesser of $25,000 or 10% of the compensation reported in the table above. No other officer of the Company earned more than $100,000 during the fiscal year ended March 31, 1997.

RETIREMENT SAVINGS PLAN

The Company established a defined contribution plan effective April 1, 1986 to be known as the Barrister Information Systems Corporation Retirement Savings Plan (the "Savings Plan"). The Savings Plan is intended to meet the requirements of Section 401(k) of the Code. All employees who are at least twenty-one years of age and who complete one year of service in which they are credited with at least 1,000 hours of service are eligible to join the Savings Plan. Under the Savings Plan employees are permitted to contribute up to the lesser of 15% of their compensation or $9,500.

Contributions under the Savings Plan are made by the Company only with respect to those participants who agree to contribute a portion of their compensation from the Company. Initial contributions under the Savings Plan commenced on April 1, 1986.

A participant at all times is 100% vested in the total contributions made by the participant and the Company. Distributions are made under the Savings Plan only upon retirement, death, disability, termination of employment or in the case of certain hardships.

All contributions under the Savings Plan are placed into individual accounts for each participant. Each year the Company contributes, on behalf of each participant, an amount equal to 20% of the first 4% of compensation contributed by each participant.

1989 STOCK INCENTIVE PLAN

The Company's qualified Incentive Stock Option Plan as approved by its sole shareholder in April 1982, (the "Prior Plan") provides for the grant of options to key employees of the Company, including officers to purchase shares of Common Stock of the Company.

At the direction of the Board, a new 1989 Stock Incentive Plan (the "Plan") was proposed to give to the Company greater flexibility in providing to key employees and directors compensation other than cash compensation through grants of non-qualified stock options ("Non-Qualified Stock Options"), restricted stock ("Restricted Stock"), incentive stock options ("Incentive Stock Options"), stock bonuses, and cash bonuses or loans, the latter two features being limited to sums needed (and as limited in the Plan) to assist an eligible grantee in meeting the tax payment obligations associated with the issuance or exercise of a Non-Qualified Stock Option, Restricted Stock or stock bonus. The Compensation Committee of the Board of Directors administers the Plan, subject to the approval of the Board of Directors. The Plan is designed to qualify as an "incentive stock option plan" under Section 422A of the Code.

The Plan carried over in full effect all of the incentive stock options granted under the Company's Prior Plan. The Plan also presently authorizes 600,000 shares of Common Stock to be available for the grant of options and/or restricted stock and/or a stock bonus under the Plan. The Plan was approved by the shareholders on August 14, 1990, and, as amended, on October 9, 1991, and, as amended, in October 4, 1994.

The option exercise price must be at least 100% of the fair market value per share of the Company's Common Stock, as determined by the Board of Directors on the date of grant. The exercise price may be paid in cash or with previously owned shares of Common Stock or both. The options are exercisable commencing after a minimum period determined by the Board of Directors and not more than ten years after the date of grant. The exercise price of options granted to employees possessing more than 10% of the combined voting power of all classes of capital stock on the effective date of the grant must be not less than 110% of fair market value on the date of grant, and the options may not be exercised more than five years after the date of grant.

The Plan provides for the issuance of Restricted Stock which enables non-employee directors (who do not administer the Plan) as well as otherwise eligible employees and directors to receive Restricted Stock partially or entirely in lieu of or in addition to cash compensation.

The Plan also provides for a Tandem Award which contemplates the granting of shares of both Restricted Stock and a Non-Qualified Stock Option. Under this feature, a recipient would elect to either exercise the Non-Qualified Stock Option or allow the Restricted Stock to vest depending on which form of incentive provided the best return. Exercise of a Non-Qualified Stock Option cancels the related Restricted Stock and vesting of the Restricted Stock cancels the related Non-Qualified Stock Option.

The Plan also includes a "reload" feature, under which an optionee who uses shares of the Company's Common Stock to pay the purchase price upon an exercise of Options, as permitted by the Plan, may be awarded an equal number of new options upon tendering of the stock of the same type as the stock which is surrendered in connection with such payment. This feature, which facilitates cash-less exercises, also can encourage share ownership and retention by optionees. There are no minimum or maximum amounts of stock that can be used under the reload feature except that the amount is limited to the aggregate number of shares of Common Stock of the Plan. The reload right may be exercised at any time during the life of the grant of the option. The Committee of the Board of Directors that administers the Plan has the authority to determine that if payment of the exercise price with Common Stock is approved, an additional number of Options of the same nature may be granted at such price and upon such terms as the Committee shall establish.

The Plan also includes provisions permitting brokers to assist holders of options in exercising options on behalf of the optionee subject to certain restrictions as provided in the Plan.

At March 31, 1997, options covering an aggregate of 524,769 shares were outstanding and 41,399 shares were available for issuance in connection with further options and awards. 342,430 options were exercisable. No options were granted and 3,332 options were exercised during the last fiscal year.

CERTAIN TRANSACTIONS

Prior to March 31, 1997, the Company had a term note in the amount of $2,500,000 with BIS Partners, L.P. ("BIS Partners"), a limited partnership composed of private investors. BIS Partners had also provided the Company with a working capital loan of $500,000, which has been paid off. The term note is secured by Company assets and receivables. Partners in BIS Partners, L.P. include Company officers Semmelhack and Beyer and Company directors McPherson and Morgan. On March 31, 1997, the Company renegotiated the terms of its loan agreement with BIS Partners, L.P., extending the repayment schedule through the year 2004 and agreeing to an interest rate of prime plus 3.5%. On March 31, 1997, the balance of the term note was $1,425,000.

On August 31, 1995, BIS Partners forgave $450,000 of the term debt owed by the Company. At the same time, 450,000 Warrants were issued to BIS Partners to purchase up to 450,000 shares of Company Common Stock. The price per share for purchase of the Common Stock upon exercise of the Warrant is $1-15/16, the closing price of the Common Stock on August 31, 1995. The Warrants expire on August 31, 2005. No Warrants have been exercised.

                                 PROPOSAL NO. 2

             APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF SHARES
                  OF COMMON STOCK AVAILABLE UNDER THE COMPANY'S
                            1989 STOCK INCENTIVE PLAN

The Plan was adopted by the shareholders of the Company at their annual meeting on August 14, 1990. The number of shares of Common Stock reserved for issuance pursuant to the granting of options (the "Options") was increased to 300,000 by a majority vote of shareholders at their annual meeting on October 9, 1991 and then increased to 600,000 by a majority vote of shareholders at their annual meeting on October 4, 1994. To date, options to purchase an aggregate of 560,769 shares of common stock have been granted to 30 employees, and 33,832 stock options have been exercised with the Company receiving $121,716.

To adequately accommodate the need of the Company to grant additional Options to attract and retain key employees, the directors recommend that the shareholders amend the Plan to increase to 900,000 the number of shares of Common Stock available as to which Options may be granted pursuant to the Plan.

PURPOSE

The Plan is designed to help the Company in retaining and attracting personnel of outstanding competence by rewarding them for their achievements. The Plan also is intended to encourage a sense of proprietary interest by such personnel by providing them with a means to acquire, or increase an interest in the Company as a shareholder. The Plan also is intended to provide a means of compensating non-employee directors of the Company by compensation in a form other than cash. A copy of the Plan is set forth in Exhibit A and the following summary of its principal provisions is subject in all respects to the full text of the Plan.

TYPES OF INCENTIVE AWARDS PERMITTED TO BE GRANTED UNDER THE PLAN

Under the Plan, the Company may grant stock options, including incentive stock options ("Incentive Stock Options") and non-qualified stock options ("Non-Qualified Stock Options"), ("Options"), restricted stock ("Restricted Stock"), tandem awards consisting of a combination of Restricted Stock and Non-Qualified Stock Options ("Tandem Award"), a stock bonus, a cash bonus for not more than the anticipated tax liability associated with the grant, exercise or vesting of an Option or share of Restricted Stock, or a loan for the purpose of exercising an option granted under the Plan or the payment of any taxes as aforesaid (any of the foregoing being an "Incentive Award").

ADMINISTRATION OF THE PLAN

The Plan is administered by a Committee of the Board of Directors (the "Committee") consisting of not less than two directors who are disinterested, within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee will determine the persons to be granted Incentive Awards, the number of shares of the Company's Common Stock relating to such Incentive Award and any other terms and conditions of an Incentive Award not otherwise specifically prescribed by the Plan.

The Board of Directors may add members to the Committee and will fill all vacancies. The Committee will select one of its members as chairperson, and will hold meetings at such times and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, will be the valid acts of the Committee. The Committee shall determine those employees, officers and directors to be granted incentive Awards and the number of shares of Common Stock and other terms and conditions relating to each such incentive Award. All such recommendations require approval by the Board.

ELIGIBILITY

Key employees (as defined in the Plan) and directors of the Company (other than members of the Committee) or any of its subsidiaries are eligible to receive incentive Awards under the Plan (such persons being "Participants") except that non-employee directors are not eligible to be granted awards of Incentive Stock Options. A Participant may hold more than one Incentive Award subject to restrictions as set forth in the Plan or as may be provided in an Incentive Award granted pursuant to the Plan.

EXERCISE PRICE AND AMOUNT OF OPTIONS

Each Option granted under the Plan is, and will be, evidenced by an agreement in a form approved by the Committee. Each Option shall be identified in the agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option.

Each Incentive Stock Option will state the option price, which may not be less than 100% of the fair market value of the shares of Common Stock subject to such Option on the date such Option was granted; provided, however, that if such Option on the date such Option is granted to an optionee who then owns (within the meaning of the Internal Revenue Code ("the Code")) Common Stock possessing more than ten percent (10%) of the total combined voting power of the Company or of its subsidiaries or parent, the option price may not be less than 110% of the fair market value of the shares of Common Stock subject to such Option on the date such Option is granted. Subject to the foregoing, the Committee has full authority and discretion and will be fully protected in fixing the option price. Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such Option is granted) of the Common Stock for which an employee may exercise Incentive Stock Options in any calendar year under all plans of the Company and its subsidiaries pursuant to which Incentive Stock Options have been awarded shall not exceed $100,000. Any Incentive Stock Options granted in excess of the aforesaid $100,000 aggregate fair market value limitation shall be deemed to be a Non-Qualified Stock Option. The option price is payable upon the exercise of the Option and may be paid in cash or by check, or, if so authorized upon the grant of the Options by delivering of shares of Common Stock, which, at the time of such payment have a fair market value equal to the option price of the shares to be acquired pursuant to such Option, or by any combination of the foregoing.

DURATION AND EXERCISE OF OPTIONS

Each Option is exercisable, either in whole or in part, at a date or during a period and for a number of shares as the Board, upon recommendation of the Committee, may determine. Any Option may be exercised in whole at any time or in part at any time, in accordance with certain restrictions described in the Plan and as determined by the Board at the time the Option is granted, by giving written notice to the Company to that effect; provided, however, that the Committee may require that any Option granted is exercisable only after a minimum period from the date of such grant. In the case of an Option granted as part of a Tandem Award the unvested shares of Restricted Stock affected by the exercise of the Option, will be cancelled. Notwithstanding the foregoing, no Option will be exercisable more than ten years after its date of grant.

RESTRICTED STOCK

Each share of Restricted Stock granted under the Plan shall be in accordance with an agreement in a form approved by the Committee which shall state the date the Restricted Stock is issued and the date the grantee's ownership of the shares of Restricted Stock shall vest ("Vesting Date") subject to restrictions and conditions to such vesting determined by the Board at the date of grant. Among other things, the Committee may require that the Participant or the Company achieve certain performance criteria as specified at the time of the grant of such shares or that the Participant remain in the Company's employ, subject to certain exceptions as stated in the Plan, at the Vesting Date. Any attempt by a Participant to transfer such shares prior to the Vesting Date will cause such Restricted Stock to be forfeited. Each share issued under the Plan will carry a restrictive legend and be held by a custodian designated by the Company who may be an officer or employee of the Company.

TANDEM AWARDS

A Tandem Award, consisting of a combination of such shares of Restricted Stock and Non-Qualified Stock Options as recommended by the Committee, may be granted pursuant to the Plan; provided, however, that no Tandem Award shall include any Incentive Stock Options. A Tandem Award shall provide that upon vesting of a specified number of shares of Restricted Stock, a specified number of unexercised Non-Qualified Stock Options to which the Restricted Stock relates, shall terminate, and that upon exercise of a specified number of such Options, a specified number of unvested shares of Restricted Stock shall be forfeited. The Tandem Award may alternatively require as a condition to the vesting of any shares of Restricted Stock subject to the Award that a specified number of related Non-Qualified Stock Options shall have been exercised and that any shares of the Common Stock of the Company issuable upon such exercise be held by the Participant for a specified period.

ADDITIONAL OPTIONS

In the case where payment of the exercise price of an Option with shares of Common Stock is approved, an additional number of Options of the same nature (I.E. Incentive Stock Options or Non-Qualified Stock Options) may be granted in an amount not exceeding the number of common shares surrendered in payment, which additional Options are exercisable at such price and such time and on such terms as are established by the Committee and is otherwise in compliance with the Plan.

STOCK BONUS, BONUSES AND LOANS

The Plan also authorizes the Committee to grant a Stock Bonus under which a Participant may, subject to meeting of such conditions the Committee may determine, receive shares of Common Stock. A Participant may also be granted a right to receive a cash bonus, subject to the Plan, payable not later than 120 days after the last day of the calendar year for which the participant may be required to recognize federal income tax in connection with the grant of Restricted Stock or Stock Bonus or the issuance or exercise of a Non-Qualified Stock Option; or a Participant may be granted a loan under the Plan for any of the foregoing purposes in such amounts as the Committee may recommend and upon such terms, including interest and repayment, as the Committee may determine. The amount of any bonus or loan will in no event exceed the lessee of the Participant's estimated federal tax purposes, determined according to a formula as described in the Plan, accruing to the Company as a result of such grant, issuance or exercise.

TERMINATION OF EMPLOYMENT

If a Participant resigns or his employment with the Company or any of its subsidiaries ceases for any reason other than death, retirement, disability or discharge without cause, the option period of any unexercised Option granted to such optionee thereupon will terminate.

If a Participant's employment ceases because of retirement, he may exercise such Option, if otherwise exercisable and to the extent then unexercised, within three months after such termination of employment.

If a Participant's employment ceases because of disability (within the meaning of the Code), he may exercise such Option, if otherwise exercisable and to the extent then unexercised, within one year after such termination of employment.

If a Participant's employment ceases because of death, or if he dies within three months after his employment terminates, his executors or administrators may exercise such Option, if otherwise exercisable and to the extent then unexercised, within six months after such death.

If a Participant's employment ceases because of discharge without cause, as defined in the Plan, he may exercise such Option, if otherwise exercisable and to the extent then unexercised, within three months after such termination of employment.

Any right of a Participant to exercise unexpired, exercisable Options upon termination of employment or within a specified period thereafter as set forth above shall be subject to the requirement that the Participant shall have been employed by the Company for a period of two years immediately preceding such termination in the case of Incentive Stock Options or, in the case of Non-Qualified Stock Options, for such period as the Committee may have specified. In the case of a Non-Qualified Stock Option, the Committee may provide for survival of such Options beyond any of the periods as described above.

Any Options that are not otherwise exercisable at the time of termination of employment shall terminate at such time.

If a Participant's employment ceases for any reason other than by Participant's voluntary quit or resignation prior to the vesting of shares of Restricted Stock granted to such Participant, such Restricted Stock will, if not previously cancelled or forfeited pursuant to the Plan, vest in such proportion, including zero proportion, as the Committee has determined at the time of grant based on the circumstances of termination and achievement of any conditions related to the vesting of such Restricted Stock. In the case of a Participant's termination for cause as defined in the Plan, voluntary quit or resignation, all shares of Restricted Stock not then vested are forfeited. All unexercised Options issued in connection with a Tandem Grant will expire and any unvested Restricted Stock will be forfeited to the same extent as would apply to Non-Qualified Stock Options in the case of a termination of employment as provided in the Plan except that the Committee may, in the case of a termination by virtue of disability, retirement, discharge without cause, or death advance to the date of termination of employment or to the last day of exercise for an Option provided in each such circumstance of termination the Vesting Date for the Participant's shares of Restricted Stock previously granted and not otherwise forfeited.

ASSIGNABILITY OF OPTIONS

During the lifetime of the Participant, an Option may be exercised only by him and no other person may acquire the rights therein. No Option is transferable by the Optionee otherwise than by will or the laws of descent and distributions.

LIMITATION ON TRANSFER OF CERTAIN SHARES

Any shares of Common Stock received under the Plan by persons subject to Section 16(b) of the Securities Exchange Act of 1934 may not be sold or transferred for a period of six months from the date of grant of the respective Option in the case of Option Shares, or six months from the date of grant or award in the case of Restricted Stock and Stock Bonuses.

AMENDMENT AND TERMINATION OF THE PLAN

Insofar as permitted by law, the Committee may, with respect to shares of Common Stock at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever (except that, without approval of the shareholders of the Company, no such revision or amendment to the Plan shall increase the number of shares of Common Stock that may be issued under the Plan otherwise than in connection with certain corporate changes as defined in the Plan, or materially increase the benefits accruing to holders of Incentive Awards granted pursuant to the Plan or materially modify the requirements for eligibility for participation in the Plan) or remove the administration of the Plan from the Committee. No revision or amendment shall adversely affect any Incentive Award previously granted. No grants will be made under the Plan after December 31, 1999.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK

Subject to any required action by the Company's shareholders, the aggregate number of shares of Common Stock for which Options, Restricted Stock and stock bonuses that may be granted under the Plan and the number of shares of Common Stock may be covered by each outstanding Incentive Award, and the price per share thereof as provided in each such Incentive Award, will be proportionately adjusted for any increase or decrease in the Common Stock issued and outstanding, including treasury shares, resulting from a consolidation or subdivision of shares or payment of a stock dividend (but only on the shares of Common Stock) or a stock split, recapitalization, merger, combination or exchange of shares or similar corporate change. Any such adjustment shall also include an adjustment in the number of shares of Common Stock subject to an Option, including Options related to Restricted Stock granted under Tandem Awards. In the event of a change in the Common Stock of the Company as presently constituted,, which is limited to a change of all of its authorized shares with par value, the shares resulting from any such change will be deemed to be the Common Stock within the meaning of the Plan.

MERGER, CONSOLIDATION OR CHANGE IN CONTROL

Subject to any required action by the Company's shareholders, if the Company is the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation) each outstanding Option will pertain to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation. A dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or a merger or consolidation in which the Company is not the surviving corporation may result, at the election of the Committee, in the cancellation, prior to such event, of each Option (including each of the shares of Restricted Stock under a Tandem Award) then outstanding. In the event of such cancellation, the holder of such Option or Award shall receive an amount in cash equal to the excess of the value, as determined by the Committee, of the property received by a holder of a share of Common Stock as a result of such event over the exercise price of such option. Alternatively, the Committee may provide for the exchange of each such Option (and related shares of Restricted Stock under a Tandem Award) then outstanding prior to such event for an Option on some or all of the property for which such Option could if fully exercisable be exchanged and, incident thereto, make an equitable adjustment in the exercise price of the option or the number of shares or amount of property subject to the option, as determined by the Committee. In the event of any other change in the capitalization of the Company or other corporate change as specified in the Plan, the Committee may make adjustments in the number of shares subject to Options outstanding on the date in which such change occurs and in the per share exercise price of each such Option as is considered by the Committee appropriate to prevent dilution or enlargement of rights. FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS
-----------------------

No tax consequences result to the Participant or the Company from the grant or the exercise of an Incentive Stock Option. Instead, the Participant recognizes gain or loss when the shares acquired by exercising the Incentive Stock Option are sold. For purposes of determining any gain or loss, the Participant's basis in the shares is the option price. If the date of sale is at least two years after the date of the grant of the incentive Stock Option and at least one year after acquiring the shares by exercising the Incentive Stock Option, the Participant will realize long-term capital gain or loss. Capital losses are used to offset capital gains and are deducted against ordinary income to the extent of three thousand dollars ($3,000) a year.

Generally, the Company is not allowed a deduction with respect to an Incentive Stock Option. However, if a Participant fails to meet the holding period requirements, any gain realized by the Participant upon selling the shares acquired by exercising an Incentive Stock Option is treated as ordinary income rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on the sale) over the option price. In that case, the Company is allowed a corresponding deduction.

The bargain purchase element of an Incentive Stock Option (the difference between the amount paid for the stock and the fair market value of the stock on the date of exercise) is includible in the year of exercise as part of alternative minimum tax income, unless there is a disqualifying disposition. In the case of a Participant who fails to meet the holding period requirements (a disqualifying disposition) and is treated as realizing ordinary income in the year of exercise of the Incentive Stock Option, the maximum amount included in the alternative minimum taxable income is the gain on disposition. If the disqualifying disposition occurs in a year other than the year of exercise, the income on the disqualifying disposition is not included in alternative minimum taxable income. The basis for gain or loss in the stock for alternative minimum tax is the exercise price for the stock increased by the amount that the alternative minimum taxable income was increased due to the earlier exercise of the Incentive Stock Option.

NON-QUALIFIED STOCK OPTIONS
---------------------------

A Participant does not recognize income and the Company does not receive a deduction at the time a Non-Qualified Stock Option is granted.

Except as described in the following paragraph, a Participant exercising a Non-Qualified Stock Option recognizes ordinary income, and the Company is entitled to a deduction equal to the excess of the fair market value of the stock purchased (determined at the time of exercise) over the amount paid for the stock. However, a Participant who is subject to suit for recovery of profits on purchases or sales of shares under the "short swing" trading rules of Section 16(b) of the Securities Exchange Act of 1934, as amended, will not recognize taxable income generally until six months after exercise of the Non-Qualified Stock Option unless the Participant makes an election, within thirty days after acquisition of the shares, to recognize income immediately. The Company is entitled to a deduction at the time and in the amount the Participant recognizes income.

Generally, a Participant selling shares acquired by exercising a Non-Qualified Stock Option, recognizes capital gain or loss (assuming the shares are held as a capital asset). The amount of gain or less is the difference between the amount realized upon the sale and the sum of the option price and the amount of ordinary income recognized in connection with exercising the Non-Qualified Stock Option. If the shares are held for more than a year, any gain or loss is long-term capital gain or loss.

EFFECT OF PAYMENT OF EXERCISE PRICE OF OPTIONS BY DELIVERY OF SHARES
--------------------------------------------------------------------

Payment for shares acquired by exercising an option with other shares of stock of the Company owned by the Participant is in part a tax-free exchange which does not result in recognition of income and in part a transaction taxable as compensation income. Nonrecognition applies only to the receipt of that number of shares having a value (i.e., fair market value) equal to the value of the shares surrendered. The receipt of additional shares having a value in excess of the value of the shares surrendered requires recognition of ordinary income in an amount equal to the excess. The date the Participant recognizes income depends upon whether the Participant is subject to the "short Swing" trading rules of Section 16(b). Also, the holding period of the number of newly-acquired shares having a value equal to the value of the shares surrendered includes the holding period of the exchanged shares (assuming the shares surrendered were held as capital assets on the date of the exchange), and the tax basis of the shares acquired by the Participant is the tax basis of the shares surrendered. The tax basis of any additional shares is equal to the amount of ordinary income recognized by the Participant under the Code, and the holding period of these shares begins on the date of transfer.

RESTRICTED STOCK
----------------

Unless an election is made as described below, a Participant who receives a Restricted Stock Award will recognize income, taxable as ordinary income for federal income tax purposes, at the time the restrictions on the awarded shares lapse, in an amount equal to the fair market value of the stock at such time. The Company will be entitled to a federal income tax deduction in the year in which the restrictions lapse in an amount equal to the taxable income recognized by the Participant.

Under Section 83(b) of the Code, a Participant may elect within 30 days after the date of the Award of Restricted Stock to include in the Participant's taxable income an amount equal to the fair market value of the Restricted Stock (without regard to the restrictions) at the time of the transfer. No additional taxable income will be recognized to the Participant at the time the restrictions lapse. The Company will be entitled to a federal income tax deduction in an amount equal to the taxable income recognized by the Participant, in the taxable year of the Company in which the Participant's year of inclusion ends.

Unless the election has been made, dividends received during the period prior to the end of the restriction must be treated by the employee and the Company as additional compensation (and not dividend income) received from the Company. Upon subsequent sale or exchange of Restricted Stock, the recipient will realize as capital gain the amount by which the exchange or sale price for such shares exceeds the fair market value of the shares on the date of the lapse of all restrictions on their transfer (or the date of grant if a Section 83(b) election has been made). Whether such capital gains (or losses) will be treated as "long-term capital gains" (or "long-term capital losses") will depend on the length of time the shares are considered to have been held by the recipient. The holding period begins just after all restrictions lapse, except in the case of a recipient who has made a Section 83(b) election, for whom the holding period begins just after the date the stock is transferred. The minimum ownership period for long-term capital gain or loss treatment is one year.

If the Section 83(b) election with respect to Restricted Stock is made and the employee subsequently forfeits the shares, the income tax law will not permit the employee to receive any deduction for income previously recognized. Therefore, although by making the election the recipient will have the opportunity to have capital gain rather than ordinary income on any increase in the value of Restricted Stock during the restricted period, there will be a risk that he or she will have a nondeductible loss (equal to the amount previously included in income when the election was made) if the Restricted Stock is forfeited.

The foregoing constitutes a brief summary of the applicable federal income tax laws and should not be relied upon as being a complete statement of the federal income tax aspects of the Plan.

THE EMPLOYEE RETIREMENT INCOME SECURITY INCOME ACT OF 1974

The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE PROPOSED AMENDMENT TO THE INCENTIVE STOCK OPTION PLAN AS DETAILED IN EXHIBIT A. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.

                                 PROPOSAL NO. 3

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Subject to approval of the shareholders, the Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG Peat Marwick LLP ("Peat Marwick"), independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 1998. Peat Marwick has audited the Company's financial statements for each of the Company's fiscal years since the Company's formation in 1982. One or more representatives of Peat Marwick will be present at the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions that may be raised by shareholders.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.

                                OTHER INFORMATION

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company, pursuant to its by-laws, indemnifies its directors and officers as permitted by law in connection with proceedings which might be instituted against them by reason of their service for or on behalf of the Company. The Company has purchased directors' and officers' liability insurance which provides insurance and indemnification for the Company and its directors and officers. Coverage is provided by the National Union Fire Insurance Company of Pittsburgh, Pennsylvania, and expires August 1, 1997. It is anticipated that the Company will seek to renew coverage for directors' and officers' liability insurance.

SHAREHOLDERS' PROPOSALS FOR FISCAL 1999 ANNUAL MEETING

Shareholders may submit proposals appropriate for shareholder action at the Company's Annual Meeting consistent with regulations adopted by the Securities and Exchange Commission. For such proposals to be considered for inclusion in the proxy statement and formal proxy for the 1998 Annual Meeting, they must be received by the Company no later than February 22, 1998. Proposals should be directed to Mark C. Donadio, Secretary, Barrister Information Systems Corporation, 465 Main Street, Suite 700, Buffalo, New York 14203.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

A COPY OF THE COMPANY'S FISCAL 1997 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE AVAILABLE AFTER JUNE 30, 1997, AND PROVIDED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST DIRECTED TO THE SECRETARY, BARRISTER INFORMATION SYSTEMS CORPORATION, 465 MAIN STREET, SUITE 700, BUFFALO, NEW YORK 14203.

                                       By the Order of the Board of Directors,

                                       Mark C. Donadio
                                       Secretary

Dated:   July 24, 1997

                                    EXHIBIT A

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                            1989 STOCK INCENTIVE PLAN
                                   AS AMENDED

                          (New material is underlined)
                           (Old material is bracketed)

1.       Purpose of the Plan

         This Barrister Information Systems Corporation 1989 Stock Incentive Plan, as amended, (which will supersede and replace the Barrister Information Services Corporation 1982 Incentive Stock Option Plan as amended) is intended to benefit the Company (as hereinafter defined) by attracting and retaining personnel of outstanding competence and, in stimulating and rewarding them for their achievements. This Plan is also intended to encourage stock ownership by such personnel of the Company so that they may acquire or increase their proprietary interest in the success of the Company. It is further intended, to the extent hereinafter set forth, that options issued pursuant to this plan as "Incentive Stock Options" shall constitute "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, but that other "Incentive Awards" hereunder shall not constitute incentive stock options.

2.       Definitions

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Barrister" means Barrister Information Systems Corporation, a New York Corporation.

         (b) "Board of Directors" or "Board" shall mean the Board of Directors of Barrister.

         (c) "Cause" when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company on account of intemperate use of alcohol or addictive drugs while engaged in Company business, or conviction of a felony, or conviction of any other crime involving the affairs or interests of the Company, or gross violation of any duty or obligation to the Company, or substantial evidence of dishonesty in relation to the property, funds or affairs of the Company or any other employee thereof or any person dealing therewith.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Committee" shall mean such committee of the Board of Directors as the Board of Directors may appoint from time to time to administer the Plan pursuant to Article 4 hereof.

         (f) "Common Stock" shall mean Barrister's common stock, $.24 par value per share.

         (g) "Company" shall mean Barrister and any and all of its Subsidiaries.

         (h) "Disability" shall mean a permanent and total disability within the meaning of Section 105(d) of the Code.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" of a share of Common Stock shall be (i) the closing sale price of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading on the day as of which such determination of Fair Market Value is to be made, or if no trading shall have occurred on such day, then on the latest preceding day on which trading shall have occurred or (ii) if not so traded, the average of the closing bid and ask prices as reported on the National Association of Securities Dealers Automated Quotation System or if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee, on the day as of which such determination of Fair Market Value is to be made, or if no sales shall have occurred on such day, then on the latest preceding day on which sales shall have occurred. In the event that the price of a share of Common Stock shall not be reported in any manner described in the preceding sentence, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

         (k) "Incentive Award" shall mean an Option, Tandem Award, share of Restricted Stock, Stock Bonus or cash bonus or loan granted pursuant to the terms of the Plan.

         (l) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422A of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (m) "Issue Date" shall mean the date established for the issuance by Barrister of certificates representing shares of Restricted Stock pursuant to the terms of Section 7(d) hereof.

         (n) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

         (o) "Option" shall mean an option to purchase shares of Common Stock of Barrister granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced. If an Option is granted as part of a Tandem Award, the agreement by which it is evidenced shall so indicate.

         (p) "Participant" shall mean an employee of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be. "Participant" shall also include Directors of the Company with respect to forms of Incentive Awards other than Incentive Stock Options.

         (q) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

         (r) "Plan" shall mean this Barrister Information Systems Corporation 1989 Incentive Stock Plan, as it may be amended from time to time.

         (s) "Prior Plan" shall mean the Barrister Information Systems Corporation 1982 Incentive Stock Option Plan, as amended to date.

         (t) "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in Section 7(c) hereof for so long as such restrictions continue to apply to such share.

         (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (v) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

         (w) "Subsidiary" shall mean any corporation in which at the time of reference Barrister owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

         (x) "Tandem Award" shall mean a combination of shares of Restricted Stock and Options that are awarded pursuant to Section 8 hereof, whereunder a specified number of Options expire if a specified number of related Restricted Shares vest, and a specified number of Restricted Shares are forfeited if a specified number of related Options are exercised.

         (y) "Vesting Date" shall mean the date established pursuant to the terms of Section 7 hereof on which a share of Restricted Stock may vest.

3.       Stock Subject to the Plan

         Under the Plan, Participants may be granted (i) Options, (ii) shares of Restricted Stock, (iii) Tandem Awards, (iv) Stock Bonuses, and (v) Cash Bonuses or Loans.

         Subject to adjustment as provided in Section 11 hereof, Options, shares of Restricted Stock (including Options and shares of Restricted Stock granted in Tandem Awards), and Stock Bonuses may be granted under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed [six hundred thousand (600,000)] NINE HUNDRED THOUSAND (900,000) shares, which number shall include the number of shares that have been or may be issued upon the exercise of Options under the Prior Plan. The grant of a cash bonus or Loan shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, or Stock Bonuses may be granted pursuant to the Plan.

         In the event that any outstanding Option expires, terminates or is cancelled for any reason the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grants under the Plan, subject to the aggregate limit specified above in this
         Article 3. In the event that any shares of Restricted Stock or any shares of Common Stock granted in a Stock Bonus are forfeited or cancelled for any reason, such shares shall again be available for grants under the Plan, subject to the aforesaid aggregate limit.

         Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.       Administration of the Plan

         The Plan shall be administered by a Committee appointed by the Board of Directors. Such Committee will consist of at least two (2) members of the Board of Directors, and the Board of Directors shall have authority to remove members from or add members to such Committee, and to fill all vacancies. All of the directors serving on the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act. As hereinafter set forth, any reference to "Committee" shall, unless expressly stated otherwise, be deemed to refer to the Board if the Board is acting as a Committee of the whole in the administration of the Plan.

         The Committee will select one of its members as chairperson, and will hold meetings at such times and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, will be the valid acts of the Committee. The Committee shall make determinations regarding those employees to be granted Incentive Awards, the amount and type of such Awards, and the terms and conditions thereof subject to the powers and authority in this Plan set forth. In no event shall any Incentive Award that is an Incentive Stock Option be awarded to any Director or Officer unless in respect to any such Participant the Committee and/or the Board of Directors are made up of such persons as satisfy the requirements of Rule 16b-3 promulgated pursuant to Section 16 of the Exchange Act and the provisions of this Plan are otherwise in compliance with all applicable requirements of such rule or any superseding rule or law that may be in effect from time to time.

         The Committee may, in its absolute discretion, recommend the granting of Incentive Awards to Participants on the condition that such Participants surrender for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, the limits set forth therein shall not be deemed to be exceeded by Incentive Awards granted pursuant to the preceding sentence of this
         Section 4 if such limits would not be exceeded as of immediately after the surrender of such other Incentive Awards.

         The Committee shall have authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it, and to adopt such rules and regulations as it deems necessary for administration of the Plan. Decisions of the Committee on such matters shall be final and binding on the Company and all Participants.

         Anything in the foregoing to the contrary notwithstanding, any act of the Board that is within the power and authority of the Committee hereunder shall be valid and binding as if done by the Committee. If at any time a Committee shall not have been appointed or shall not be validly constituted, the Board shall act on its behalf.

         All recommendations of the Committee that are subject to Board approval shall be valid and effective upon the adoption by the Board of appropriate resolutions of approval in accordance with the bylaws of Barrister.

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Barrister shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or shall be delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company. Nothing in the preceding sentence shall be construed to limit or restrict any provision of the certificate of incorporation or bylaws, as respectively amended, of Barrister, or of applicable law, with respect to immunity of directors from liability and/or indemnification of directors, and all such provisions shall be fully applicable with respect to actions, omissions or determinations under or relating to this Plan.

5.       Eligibility

         The persons who shall be eligible to receive Incentive Awards shall be such key employees, Officers, or Directors of the Company who hold executive or other responsible positions with the Company, provided that Incentive Stock Options shall not be awarded to Directors and Officers contrary to the provisions of Section 4. A Participant may hold more than one Incentive Award, but only on the terms and subject to the restrictions hereinafter set forth or as may be set forth in connection with the grant of such Incentive Award pursuant to this Plan.

6.       Options

         The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by written agreements executed by the Company and the Optionee, in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

         (a)  Identification of Options
              -------------------------

         All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options, and in the latter case, as part of a Tandem Award if applicable.

         (b)  Exercise Price
              --------------

         The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall recommend on the date on which such Non-Qualified Stock

         Option is granted; provided that such price may not be less than the minimum price, if any, required by applicable law. The exercise price of any Incentive Stock Option granted under the Plan shall also be as recommended by the Committee, but in any event shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted (but not less than 110% of such Fair Market Value if Section 6(d)(2) applies).

         (c)  Term and Exercise of Options
              ----------------------------

                  (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Board as recommended by the Committee not later than the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable prior to approval or ratification of this Plan by the shareholders of Barrister in accordance with its bylaws and applicable law, nor after the expiration of ten years from the date such Option shall be granted; and, provided, further that each Option shall be subject to earlier termination, expiration or cancellation as provided in accordance with the Plan.

                  (2) Each Option shall be exercisable in whole or in part; provided that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 or, if the exercise price is less than $10 per share, for fewer than 100 shares. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option (or Tandem Award of which such Option is a part) shall be delivered to the Company for endorsement or notation of such partial exercise and any consequences thereof in respect of a Tandem Award, and thereafter, and upon payment of the exercise price, shall be returned to the Participant exercising such Option together with the delivery of the certificates representing the shares of Common Stock issuable upon such exercise. In the case of a Tandem Award, the Committee shall also take or cause to be taken such action as is necessary relating to the cancellation of such unvested shares of Restricted Stock as are affected by such Option exercise.

                  (3) An Option shall be exercised by delivering notice to Barrister's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related Tandem Awards, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier s check or wire transfer or (ii) subject to the approval the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of Barrister, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of Barrister shall require from time to time.

         In the case of exercise of any Non-Qualified Stock Option, and subject to the approval of the Committee, the Participant may give notice of a series of sequential exercise of parts of the Option, all to be effective as of the same business day, whereby some or all shares of Common Stock issuable upon a partial exercise shall be deemed to be tendered in payment for additional shares of Common Stock issuable upon a subsequent partial exercise of the Option, all as shall be specified in the Participant's notice, until there shall have been exercised all or such portions of the Option as the Participant shall elect.

                  (4) In granting any Option, the Committee may provide that such Option may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or Barrister a fully and duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting Barrister to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with applicable provisions (including but not limited to Section 220.3(e)(4)) of Regulation T, 12 CFR Part 220, and have provided the Secretary of Barrister or other person that the Committee may designate any evidence of such compliance that the Committee may reasonably require.

                  (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised. If the sale, transfer or other disposition by the Participant of such shares shall be limited or restricted pursuant to applicable law or agreement, the Committee shall have authority to cause a legend to be placed on such certificate setting forth or giving notice of such limitation or restriction.

                  (6) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         (d)  Limitations on Grant of Incentive Stock Options
              -----------------------------------------------

                  (1) The aggregate Fair Market Value (determined as of the date of grant of the related Options) of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of Barrister as such term is defined in Section 425 of the Code) shall not exceed $100,000. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                  (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Barrister or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         (e)  Effect of Termination of Employment
              -----------------------------------

                  (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Disability, death, discharge without cause or retirement, Options granted to such Participant shall expire at the close of business on the date of such termination (except as otherwise provided here); provided, however, that no Option shall be exercisable after the expiration of its term.

                  (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability of the Participant, then (except as otherwise provided herein), (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however that no Option shall be exercisable after the expiration of its term; and provided further that no Option granted to such Participant shall be deemed to have been exercisable at the time of such termination if such Participant had not been employed by the Company for a period
                  (A) of two years immediately preceding such termination in the case of Incentive Stock Options, or (B) as the Committee may specify in the case of Non-Qualified Stock Options.

                  (3) In the event that the employment of a Participant with the Company shall terminate on account of the retirement of the Participant or discharge of the Participant without cause, then, except as otherwise provided therein, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however that no Option shall be exercisable after the expiration of its term; and provided, further that no Option granted to such Participant shall be deemed to have been exercisable at the time of such termination if such Participant had not been employed by the Company for a period (A) of two years immediately preceding such termination in the case of Incentive Stock Options, or
                  (B) as the Committee may specify in the case of Non-Qualified Stock Options. Retirement as used herein shall mean a termination of employment upon attainment of such age as constitutes "normal retirement" age under any pension plan of the Company, or in the absence of any such pension plan, pursuant to the Company s employment policies.

                  (4) In the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant, or in the event of the Participant s death within three months after termination of his employment in respect of any Options that have not at the time of death expired or terminated (whether or not by virtue of the termination of employment), then except as otherwise provided herein, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of six months after such termination by the executors or administrators of the Participant or by any person who acquires the option from the Participant by bequest or inheritance, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however that no Option shall be exercisable after the expiration of its term; and provided, further that no Option granted to such Participant shall be deemed to have been exercisable at the time of such termination if such Participant had not been employed by the Company for a period (A) of two years immediately preceding such termination in the case of Incentive Stock Options, or
                  (B) as the Committee may specify in the case of Non-Qualified Stock Options.

                  (5) In the event of the termination of a Participant s employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

                  (6) Anything in the preceding subparagraphs (1) through (4) to the contrary notwithstanding, the Committee may provide with respect to any Award of a Non-Qualified Stock Option that such Option shall not expire until such later time following termination of the Participant's employment as shall be specified by the Board.

         (f)  Additional Features
              -------------------

         The Committee shall also have authority in connection with the grant of any award of or including an Option to determine that if payment of the exercise price with Common Shares is approved, an additional number of Options of the same nature (i.e. Incentive Stock Options or Non-Qualified Stock Options) may be granted in an amount not exceeding the number of Common Shares surrendered in payment (provided that the aggregate limit of Section 3 shall not be exceeded), exercisable at such price and upon such terms as the

         Committee shall establish or based upon any formula that the Committee may have established and that is otherwise in compliance with applicable provisions of this Plan.

         (g)  Cancellation
              ------------

         Without limitation of any other provision relating to cancellation, termination or forfeiture of Options, the Committee shall have authority to cancel any unexercised Non-Qualified Stock Option upon the issuance of a replacement Option having an exercise price no greater than, covering a number of shares not less than, and that is first exercisable no later than, the cancelled Option. Any other Option may be cancelled with the Participant's written consent.

         (h)  Limitation on Transfer of Certain Option Shares
              -----------------------------------------------

         Shares acquired pursuant to the exercise of an Option or portion thereof, by persons subject to Section 16(b) of the Exchange Act, shall not be sold or transferred for a period of six months after the date of grant.

7.       Restricted Stock

         The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by a written agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

         (a)  Issue Date and Vesting Date
              ---------------------------

         At the time of the grant of shares of Restricted Stock, an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares shall be established. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Unless the Participant's employment with the Company shall have terminated prior thereto, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

         (b)  Conditions to Vesting
              ---------------------

         At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified at the time of the grant of such shares, and that the Participant remain in the employ of the Company (subject to permissible exceptions if such employment is terminated upon death, Disability, or by the Company without cause) at the Vesting Date.

         (c) Restrictions on Transfer Prior to Vesting
             -----------------------------------------

         Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share shall be forfeited by the Participant and the transfer shall be of no force or effect.

         (d)  Issuance of Certificates
              ------------------------

                  (1) Except as provided in Section 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, Barrister shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that Barrister shall not cause to be issued such a stock certificate unless it has received from the Participant a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Barrister Information Systems Corporation 1989 Stock Incentive Plan and an Agreement entered into between the registered owner of such shares and Barrister Information Systems Corporation. A copy of the Plan and Agreement is on file in the office of the Secretary of Barrister Information Systems Corporation, 45 Oak Street, Buffalo, NY 14203.

                  Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                  (2) Each certificate issued pursuant to Section 7(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company, who may be an officer or employee of the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

         (e)  Consequences Upon Vesting
              -------------------------

         Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, Barrister shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such shares, free of the legend set forth in
         Section 7(d)(1) hereof, and the custodian referenced in Section 7(d)(2) hereof shall cause the legended certificate theretofore delivered to it to be delivered to the Secretary of Barrister, transfer agent or other appropriate person for cancellation.

         In the case of any shares of Restricted Stock that were issued as part of a Tandem Award, the issuance of legend-free certificates as provided in the preceding sentence shall be further subject to the condition that the Participant shall have delivered to the Company the Agreement relating to such Tandem Award and any other documents pertaining to the related Option for endorsement or notation of such adjustments as are consequent to the vesting of such shares of Restricted Stock.

         (f)  Rights Subject to Vesting
              -------------------------

         All issued shares of Restricted Stock shall be deemed to be issued and outstanding for purposes of dividends and/or distributions thereon in cash or property, and voting rights, until such time, if any, that a forfeiture or cancellation of such shares may occur pursuant to this Plan; provided, however that the Committee shall have the discretion to determine that any shares of Common Stock or other equity securities that are issued or distributed in respect of shares of Restricted Stock that have not vested shall be subject to the restrictions and vesting conditions applicable to such shares of Restricted Stock.

         (g)  Effect of Termination of Employment
              -----------------------------------

                  (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause or the Participant's voluntary quit or resignation prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed with respect to vesting of such shares pursuant to Section 7(b). Such proportion may be equal to zero. Subject to the first sentence of this paragraph, the Committee shall have authority to provide for different proportions that shall be applicable relating to different circumstances of termination.

                  (2) In the event of the termination of a Participant's employment for Cause, or a voluntary quit or resignation by such Participant, all shares of Restricted Stock granted to such Participant that have not vested as of the date of such termination shall immediately be forfeited.

         (h)  Limitation on the Transfer of Restricted Stock
              ----------------------------------------------

         Whether or not such shares are subject to vesting requirements, Restricted Stock granted to persons subject to Section 16(b) of the Exchange Act shall not be sold or transferred for a period of six months after the date of grant.

8.       Tandem Awards

         (a) The Committee may recommend the granting of Tandem Awards, which shall consist of a combination of Restricted Stock and Non-Qualified Stock Options in such amounts as the

         Committee shall determine, and which shall be subject to such terms and conditions (including but not limited to exercise price in respect of Non-Qualified Stock Options and restrictions applicable to vesting of Restricted Stock) as may otherwise be established under this Plan subject to the limitations of Sections 8(b) and 8(c).

         (b) No Options granted in Tandem Awards shall be Incentive Stock Options. All Non-Qualified Stock Options granted in Tandem Awards shall be first exercisable at least ten days prior to the Vesting Date established therein for related shares of Restricted Stock. The Tandem Awards and the Agreement relating thereto shall provide that upon the exercise of a specified number of Options thereunder, a specified number of shares of Restricted Stock (which need not be the same number) shall be forfeited and cancelled, and that upon the vesting of a specified number of shares of Restricted Stock, a specified number of unexercised Options (which need not be the same number) shall terminate. As an alternative to the provisions authorized by the preceding sentence, a Tandem Award may be granted which, in addition to such other conditions as may be established for the vesting of Restricted Stock, provides as a condition to the vesting thereof that a specified number of related Options shall have been exercised and that the Common Shares issuable upon such exercise shall have been held by the Participant for a specified period of time.

         (c) Upon any circumstance or occurrence that would cause unexercised Options to terminate or expire pursuant to Section 6(e) of this Plan, Options that are issued under a Tandem Award shall expire and all related shares of unvested Restricted Stock issued under such Tandem Award shall be forfeited and cancelled; provided, however (and notwithstanding the foregoing) that the Committee shall have authority to provide that in any case where unexercised Options issued under a Tandem Award are to remain exercisable for a limited period of time under Section 6(e)(2), 6(e)(3) (as applied to either or both retirement or discharge without cause), 6(e)(4) or 6(e)(6), (i) the Option shall nevertheless expire but the Vesting Date in respect of the related Restricted Stock shall be advanced to the date of termination of such Participant's employment, or (ii) the Option shall remain exercisable as provided in Section 6(e)(2), 6(e)(3), 6(e)(4) or 6(e)(6) as applicable but the Vesting Date in respect of the related Restricted Stock shall be advanced to a date, not later than the last day such Option would be exercisable pursuant to said Section 6(e)(2), 6(e)(3), 6(e)(4) or 6(e)(6), as the Committee shall determine.

9.       Stock Bonuses

         The Committee may recommend the granting of Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine, subject to approval of the Board, at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Stock Bonuses granted to persons who are subject to Section 16(b) of the Exchange Act shall not be sold or transferred for a period of six months after the date of grant.

10.      Bonuses and Loans

         The Committee may grant, in connection with any grant of Restricted Stock or Stock Bonus, or upon the issuance or exercise of a Non-Qualified Stock Option, or at any time thereafter, of a cash bonus payable not later than 120 days after the last day of the calendar year for which the Participant is required to recognize income for federal income tax purposes in connection with such grant, issue or exercise, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a cash bonus exceed the lesser of (i) the amount resulting from multiplying the amount of income to be so recognized by the Participant by such Participant s anticipated marginal federal income tax bracket (determined in such manner as is satisfactory to the Committee) or (ii) the amount resulting from multiplying the deduction that will accrue to the Company for federal income tax purposes by virtue of such grant, issue or exercise by the Company s anticipated marginal federal income tax bracket. The Committee may also in connection with any grant described in the first sentence of this Section 10, grant of a loan for all or any part of a Participant's anticipated federal income tax liability as described above and/or, in the case of the exercise of an Option, all or part of the exercise price thereof. A cash bonus and/or a loan shall be subject to such conditions as the Committee shall determine at the time of the grant thereof, including without limitation, interest and repayment terms of loans.

11.      Adjustment Upon Changes in Common Stock

         (a) Shares Available for Grants
             ---------------------------

         In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which Options, shares of Restricted Stock, and Stock Bonuses may be granted shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options, shares of Restricted Stock and Stock Bonuses may be granted as the Committee may deem appropriate.

         (b) Adjustments in Outstanding Shares of Restricted Stock
             -----------------------------------------------------

         The Committee may adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as may be deemed appropriate to prevent the enlargement or dilution of rights of Participants under the grant. Any adjustment under any provision of this Section 11 with respect to Restricted Stock issued or to be issued pursuant to a Tandem Award shall also result in an appropriate adjustment in the number of Common Shares that is subject to a related Option.

         (c) Outstanding Options, Increase or Decrease in Issued Shares Without
             ------------------------------------------------------------------
         Consideration
         -------------

         Subject to any required action by the shareholders of Barrister, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by Barrister, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option, and the exercise price per share of Common Stock of each such Option.

         (d) Outstanding Options - Certain Mergers
             -------------------------------------

         Subject to any required action by the shareholders of Barrister, in the event that Barrister shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

         (e) Outstanding Options - Certain Other Transactions
             ------------------------------------------------

         In the event of (i) a dissolution or liquidation of Barrister, (ii) a sale of all or substantially all of Barrister s assets, (iii) a merger or consolidation involving Barrister in which Barrister is not the surviving corporation or (iv) a merger or consolidation involving Barrister in which Barrister is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall have the power to:

                  (i) cancel, effective immediately prior to the occurrence of such event, each Option (including each share of Restricted Stock under a Tandem Award) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Award was granted an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

                  (ii) provide for the exchange of each Option (including any related Restricted Stock under a Tandem Award) outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option could if fully exercisable be exchanged and, incident thereto, make an equitable adjustment as determined upon the basis of a recommendation by the Committee in the exercise price of the option, or the number of shares or amount of property subject to the option.

         (f) Outstanding Options - Other Changes
             -----------------------------------

         In the event of any change in the capitalization of Barrister or corporate change other than those specifically referred to in Sections 11(c), (d) or (e) hereof, the Committee may make such adjustments in the number of shares subject to Options, outstanding on the date on which such change occurs and in the per share exercise price of each such Option, as is considered appropriate to prevent dilution or enlargement of rights.

         (g)  No Other Rights
              ---------------

         Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Barrister or any other corporation. Except as expressly provided in the Plan, no issuance by Barrister of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

12.      Rights as a Stockholder

         No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.      No Special Employment Rights; No Right to Incentive Award

         Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

         No person shall have any claim or right to receive an Incentive Award hereunder. The granting of an Incentive Award to a Participant at any time shall neither require the grant of an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.      Securities Matters

         (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, rules and regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         (b) The exercise of any Option granted hereunder shall only be effective at such time as the Company shall have determined (based upon the advice of counsel or otherwise) that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, rules and regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.      Withholding Taxes

         (a)      Cash Remittance
                  ---------------

                  Whenever shares of Common Stock are to be issued upon the exercise of an Option, upon the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock, or upon the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus, the Company shall have the right to withhold therefrom an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such grant.

         (b)      Stock Remittance
                  ----------------

         At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, upon the occurrence of the Issue Date or the Vesting Date with respect to shares of Restricted Stock, or upon the grant of a Stock Bonus, in lieu of the remittance required by Section 15(a) hereof, the Participant may tender to the Company such number of shares of Common Stock (but not Restricted Stock) the Fair Market Value of which at the tender date the Committee determines to be, together with any cash to be remitted by such Participant, sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant.

         (c)      Stock Withholding
                  -----------------

         At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, upon the occurrence of the Issue Date or the Vesting Date with respect to shares of Restricted Stock, or upon the grant of a Stock Bonus, in lieu of the remittance required by Section 15(a) hereof, the Company may withhold a number of such shares the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant.

         (d)      Participants Subject to Section 16(b)
                  -------------------------------------

         Notwithstanding Section 6(c) hereof, the Company shall hold as custodian for any Participant who is subject to the provisions of
         Section 16(b) of the Exchange Act and who has not made an election pursuant to Section 83(b) of the Code, stock certificates evidencing the total number of shares of Restricted Stock until the expiration of six months following such Vesting Date. Upon the expiration of such six-month period, the Participant shall remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such vesting prior to the delivery of any certificate or certificates for such shares, unless the Participant has made an approved election pursuant to Section 15(b) or
         (c) hereof, in which case the Participant shall tender a number of shares prior to such delivery, or the Company shall withhold a number of shares, respectively, determined pursuant to such Section.

         (e)      Timing and Method of Elections
                  ------------------------------

         Notwithstanding any other provisions of the Plan, a Participant who is subject to Section 16(b) of the Exchange Act may not make an election pursuant to Section 15(b) or (c) hereof prior to the expiration of six months after the date on which the applicable Option, share of Restricted Stock or Stock Bonus is granted, except in the event of the death or Disability of the Participant. Such elections shall be irrevocable and shall be made by the delivery to Barrister s principal office, to the attention of its Secretary, of a written notice signed by the Participant.

16.      Amendment of the Plan

         The Committee may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan; and provided further that no revision or amendment shall adversely affect any Incentive Award theretofore granted.

17.      No Obligation to Exercise

         The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

18.      Transfers Upon Death

         Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

19.      Expenses and Receipts

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

20.      Failure to Comply

         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the Agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee may determine.

21.      Effect on Prior Plan

         Subject to shareholder approval of this Plan as elsewhere herein provided, the Prior Plan is hereby superseded and shall be of no further force and effect, subject to the following:

         (i) all Options heretofore issued under the Prior Plan shall be taken into account for purposes of the aggregate limit of Common Shares subject to this Plan pursuant to Section 3 hereof;

         (ii) nothing in this Plan shall change the terms of any option heretofore granted under the Prior Plan in any respect that is adverse to any optionee or dilute or diminish the rights or privileges of any optionee with respect thereto; and

         (iii) the Committee shall have authority in its absolute discretion to determine if any terms of this Plan that may be more favorable to optionees than any terms of the Prior Plan, in respect of options heretofore granted thereunder, shall apply to such options, provided that any such determination shall be made on a non-discriminatory basis.

22.      Effective Date and Term of Plan

         The Plan was adopted by the Board of Directors on November 13, 1989, subject to approval by the shareholders of Barrister at their next annual meeting during 1990 in accordance with applicable law and the requirements of Section 422A of the Code. The Plan was approved by the shareholders of Barrister at the annual meeting of shareholders on August 14, 1990. The Plan was amended by the Board on July 23, 1991 and was submitted to and approved by the shareholders of Barrister at the annual meeting of shareholders on October 9, 1991. The Plan was amended by the Board on June 28, 1994 and was submitted to and approved by the shareholders of Barrister at the annual meeting of shareholders on October 4, 1994. THE PLAN WAS AMENDED BY THE BOARD ON JUNE 25, 1997 AND WILL BE SUBMITTED FOR APPROVAL BY THE SHAREHOLDERS OF BARRISTER AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS. No grants may be made under the Plan after December 31, 1999.

                     BARRISTER SYSTEMS INFORMATION CORPORATION

                     By
                       --------------------------
                                               Mark C. Donadio
                                               Its Secretary



                    BARRISTER INFORMATION SYSTEMS CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF SHAREHOLDERS, SEPTEMBER 4, 1997

         The undersigned hereby appoints HENRY P. SEMMELHACK and MARK C. DONADIO as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Barrister Information Systems Corporation held of record by the undersigned on July 23, 1997 at the Annual Meeting of Shareholders to be held on September 4, 1997, or any adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND FOR ALL OTHER ITEMS, UNLESS A CONTRARY INSTRUCTION IS GIVEN, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION.

          PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                    THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                                PROXY BALLOT CARD

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                                  COMMON STOCK

       [ ] -------------------------------- --------------------------------
                    Account Number                    Common Stock

  The Board of Directors recommends that you vote FOR the election of all the nominees in Proposal 1 and FOR Proposal 2 and 3.

*******************************************************************************

1.       ELECTION OF        FOR all nominees           WITHHOLD
         DIRECTORS:         listed below (except       AUTHORITY to vote
                            as marked to the           for all nominees listed
                            contrary below)

                                [  ]                          [ ]
         Class II: Henry P. Semmelhack, James D. Morgan, Richard P. Beyer, Warren E. Emblidge, Jr.

         WITHHOLD AUTHORITY to vote for the following nominees only (write name(s)):

*******************************************************************************

2. AMENDMENT OF THE COMPANY'S 1989 STOCK INCENTIVE PLAN to increase the number of shares of the Company's Common Stock available for options and awards under the Plan by 300,000 shares to a total of 900,000 shares.

            FOR                   AGAINST                       ABSTAIN
            [ ]                     [ ]                            [ ]

*******************************************************************************

3. RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP, Independent auditors for the current fiscal year ending March 31, 1998.

            FOR                   AGAINST                       ABSTAIN
            [ ]                     [ ]                            [ ]

*******************************************************************************

[                                   ]                Please sign here exactly as name appears to left.

                                                     Dated:                           , 1997
                                                           ---------------------------

[                                   ]                -----------------------------------------------------
                                                     Signature of Shareholder

                                                     -----------------------------------------------------
                                                     Signature of Shareholder
                                                     Persons signing in a representative capacity should
                                                     indicate their capacity.